UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 13, 2023

CVD EQUIPMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	1-16525	11-2621692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Drive Central Islip, New York	11722
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 981-7081

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of CVD Equipment Corporation (the “Company”) was held on July 13, 2023. At the Annual Meeting, the shareholders voted on the following three proposals and cast their votes as described below. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on June 9, 2023.

Proposal 1: The election of the five nominees listed below to serve on the Board of Directors of the Company until the 2024 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

Nominee	Number of Votes Cast in Favor	Number of Votes Withheld	Number of Broker Non- Votes

Emmanuel Lakios	2,594,532	98,168	2,666,471
Lawrence J. Waldman	2,594,544	98,156	2,666,471
Debra Wasser	2,594,109	98,591	2,666,471
Raymond A. Nielsen	2,568,111	124,589	2,666,471
Robert M. Brill	2,595,541	97,159	2,666,471

Proposal 2: The ratification of Marcum, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023	.

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain

5,299,076	54,552	5,543

Proposal 3: The approval of a non-binding advisory resolution supporting the compensation of the Company’s named executive officers.

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstain	Number of Broker Non- Votes

2,508,282	125,509	58,909	2,666,471

Item 7.01 Regulation FD Disclosure

In connection with the Annual Meeting, Emmanuel Lakios, the Company’s President and Chief Executive Officer provided a summary of the Company’s status, important developments, and other relevant information. A recording of the full Annual Meeting can be accessed by selecting “Replay of the 2023 Annual Meeting” on the “Investor Relations” page of the Company’s website at https://www.cvdequipment.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 14, 2023
CVD EQUIPMENT CORPORATION

By:	/s/ Richard Catalano
Name:	Richard Catalano
Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer